UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
______________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
_______________________

Date of Report (Date of earliest event reported):
March 28, 2011

Commission File Number: 0-29923

CUI Global, Inc.
(Name of Small Business Issuer in Its Charter)
_______________________

Colorado	84-1463284
(State or jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

20050 SW 112th Avenue, Tualatin, Oregon	97062
(Address of Principal Executive Offices)	(Zip Code)

(503) 612-2300
(Registrant’s telephone number)
__________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.1 4d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

In connection with a review of our December 31, 2010 and 2009 filings by the Securities and Exchange Commission, management and the Company’s Board of Directors have determined that the Company’s previously issued unaudited 2010 and 2009 interim consolidated financial statements for the quarterly periods ended June 30, 2009, September 30, 2009, March 31, 2010, June 30, 2010 and September 30, 2010 which were contained in the Company’s quarterly Reports on Form 10-Q for the periods and its 2009 Annual Report should no longer be relied upon as a result of the treatment of the settlement of debt during 2010 and 2009. As a result of the foregoing, the company expects to restate its previously issued 2010 and 2009 interim consolidated financial statement and 2009 Annual consolidated financial statement in the 2010 form 10-K.

Description of Accounting Re-Statement
On or about December 7, 2010, the company underwent a routine inquiry by the Security and Exchange Commission (“SEC”). As a result of that inquiry, the SEC reviewed the company’s analysis of its reporting obligations under FASB ASC 850 in regard to the debt settlement transactions.

Based primarily on the familial relationship of James McKenzie and Matthew McKenzie, the SEC disagreed with the company’s characterization of the transactions as being with an “Unrelated Party” and opined that James McKenzie was, in fact, a “Related Party.” As such, the SEC advised that the debt reductions should be reported as equity contributions and transferred from the income statement to the balance sheet.

Background
On May 16, 2008, CUI Global Inc., formerly: Waytronx, Inc., entered into two promissory notes with IED, Inc., an Oregon corporation, for the purchase of the assets of CUI, Inc. The two notes in the principal amounts of $14,000,000 and $17,500,000 were scheduled to mature on May 15, 2011. James McKenzie, the founder and former owned of CUI, Inc. is the majority shareholder of IED, Inc.

During the course of the ensuing two years, the company negotiated a reduction/forgiveness of the principal and accrued interest. Resulting from this negotiated settlement, the principal of the $17,500,000 note was reduced to $4,900,000 for which reduction of principal and interest the company recorded a gain of $11,808,513 for the second quarter of 2009.

Also during the second quarter of 2009, a gain of $25,542 was recognized on the satisfaction of principal and accrued interest on a $125,000 promissory note and accrued interest for $100,000.

During the second quarter of 2010, the company negotiated satisfaction in full of the balance of principal and accrued interest on the $4,900,000 note in consideration for a principal payment of $50,000 and conversion of $70,000 of principal to 1,000,000 shares of common stock at the conversion rate agreed to in the convertible note. This settlement resulted in our recording a gain totaling $5,630,500.

During the third quarter of 2010, the Company negotiated a settlement of debt and accrued interest on the seller’s note and recorded a related gain of $2,312,792. This gain consisted of a reduction of principal on the seller’s note of $1,588,063 and accrued interest of $724,729.

The total settlement gains recognized in 2010 and 2009 were $7,943,292 and $11,834,055, respectively. Those gains were in relation to reductions of debt and accrued interest totaling $7,943,292 and $12,625,542 in 2010 and 2009, respectively. These amounts will reduce the gain on debt settlement and increase additional paid in capital.

The company analyzed, discussed, and determined its reporting obligations under, among other things, FASB Accounting Standards Codification (ASC) No. 805 Business Combinations; FASB ASC No. 850 Related Party Transactions; FASB ASC 860 Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities; EITF Issue No. 96-19 Debtor’s Accounting for Modification or Exchange of Debt Instruments; and EITF Issue No. 06-06 Debtor’s Accounting for a Modification (or Exchange) of Convertible Debt Instruments.

At issue regarding the Company’s determination of the settlements of debt as gains are the conclusions made by management under FASB ASC 850 Related Party Transactions. The gravamen of that standard is “control,” which is defined as follows:

"The possession, direct or indirect, of the power to direct or cause the direction of the management and policies of an enterprise through ownership, by contract, or otherwise." See, FASB ASC No. 850.

It is undisputed that James McKenzie was not a shareholder, owner, manager, or executive of CUI Global, Inc. or CUI, Inc. after the sale of the business. It is also undisputed that James McKenzie had no power as a shareholder, manager, or executive to “direct or cause the direction of the management and policies” of CUI Global, Inc.
It was and is true that James McKenzie’s adult son, Matthew McKenzie, was and is CUI Global, Inc.’s Chief Operating Officer and CUI, Inc.’s President. Pursuant to FASB ASC 850, such a familial relationship can trigger a “Related Party” relationship under the following circumstances:

"Family members whom a principal member or member of management control or influence or by whom they might be controlled or influenced because of the family relationship." See, FASB ASC No. 850.

The company’s analysis of that relationship included, among other things, the fact that: (1) Matthew McKenzie was and is a married, adult, parent, not living in James McKenzie’s household; (2) Mathew McKenzie is recognized as an “industry expert” in the area of electronics design, marketing, and distribution; (3) Matthew McKenzie works under the terms of an employment agreement negotiated and executed after the purchase of CUI, Inc. by CUI Global, Inc.; (4) Matthew McKenzie’s compensation and benefit package is and was subject to an outside third-party review; and (5) Matthew McKenzie’s continued employment is performance based and is subject to review and evaluation by both CUI Global, Inc’s CEO and its Board of Directors.

Out of an abundance of caution and in order to fully disclose and highlight the transactions, the Company fully set forth all of the various factors on which the debt reductions were based and fully and completely disclosed James McKenzie’s participation in those events. Those disclosures, along with the filings, Company analysis, and conclusions were reviewed by Management, the Company’s Audit Committee, and its independent registered public accounting firm, Webb & Company, P.A.

Based on all of these factors, the company originally determined that the negotiated debt reduction was an “Unrelated Party” transaction conducted at “arms length” and, under relevant accounting standards, should be reported as a settlement gain on its income statement.

Accordingly, the Company cautions you that certain information contained in the 2010 and 2009 Quarterly Reports, and the 2009 Annual report and the information derived therefrom, should no longer be relied upon.

Management and the Audit Committee have discussed the matters described herein with Webb & Company, P.A., the Company’s independent registered public accounting firm.

This re-statement does not alter the fact that the company has actually reduced its debt by more than $20,000,000 through these debt settlement agreements; nor does it modify the improvement of the company’s financial condition as a result of those reductions; nor does it change the fact that the company fully expects to report positive cash flow from operations for fiscal year 2010; nor does it evidence any internal control issues.

The information in this report furnished pursuant to Item 4.02 shall not be deemed "filed" for purposes of Section 18 of the Exchange Act, or otherwise subject to liabilities of that section. It may only be incorporated by reference in another filing under the Securities Act of 1933, as amended, if such subsequent filing references Item 4.02 of this Form 8-K.

Financial Restatement

Second quarter ended June 30, 2009 impact:
Balance Sheet:	Reported	Restated
	June 30, 2009	June 30, 2009
Additional Paid in Capital	$60,073,728	$71,907,783
Accumulated deficit	$(52,116,988)	$(63,951,043)

Income Statement:	Reported		Restated
	For the three months ended June 30, 2009	For the six months ended June 30, 2009	For the three months ended June 30, 2009	For the six months ended June 30, 2009
Gain on debt extinguishments	$11,834,055	$11,834,055	$-	$-
Consolidated net profit (loss)	$(282,187)	$(1,568,902)	$(12,116,242)	$(13,402,957)
Net profit (loss) - attributable to CUI Global, Inc.	$(282,187)	$(1,568,902)	$(12,116,242)	$(13,402,957)
Comprehensive profit (loss)	$(1,338,728)	$(2,907,630)	$(1,338,728)	$(14,741,685)
Basic and diluted profit (loss per common share)	$-	$(0.01)	$(0.07)	$(0.08)
Diluted profit (loss) per common share)	$-	$(0.01)	$(0.07)	$(0.08)

Third quarter ended September 30, 2009 impact:
Balance Sheet:	Reported	Restated
	September 30, 2009	September 30, 2009
Additional Paid in Capital	$60,284,146	$72,118,201
Accumulated deficit	$(53,428,252)	$(65,262,307)

Income Statement:	Reported		Restated
	For the three months ended September 30, 2009	For the nine months ended September 30, 2009	For the three months ended September 30, 2009	For the nine months ended September 30, 2009
Gain on debt extinguishments	$-	$11,834,055	$-	$-
Consolidated net profit (loss)	$(1,311,264)	$(2,880,166)	$(1,311,264)	$(14,714,221)
Net profit (loss) - attributable to CUI Global, Inc.	$(1,314,727)	$(2,883,629)	$(1,314,727)	$(14,717,684)
Comprehensive profit (loss)	$(1,338,728)	$(2,907,630)	$(1,338,728)	$(14,741,685)
Basic and diluted profit (loss per common share)	$(0.01)	$(0.02)	$(0.01)	$(0.09)
Diluted profit (loss) per common share)	$(0.01)	$(0.02)	$(0.01)	$(0.09)

For the year ended December 31, 2009 impact:
Balance Sheet:	Reported	Restated
	December 31, 2009	December 31, 2009
Additional Paid in Capital	$60,541,742	$72,375,797
Accumulated deficit	$(54,746,787)	$(66,580,842)

Income Statement:	Reported	Restated
	For the year ended December 31, 2009
Gain on debt extinguishments	$11,834,055	$-
Consolidated net profit (loss)	$(4,209,492)	$(16,043,547)
Net profit (loss) - attributable to CUI Global, Inc.	$(4,198,701)	$(16,032,756)
Comprehensive profit (loss)	$(4,226,894)	$(16,060,949)
Basic and diluted profit (loss per common share)	$(0.02)	$(0.10)
Diluted profit (loss) per common share)	$(0.02)	$(0.10)

First quarter ended March 31, 2010 impact:
Balance Sheet:	Reported	Restated
	March 31, 2010	March 31, 2010
Additional Paid in Capital	$60,543,383	$72,377,438
Accumulated deficit	$(55,919,517)	$(67,753,572)

Second quarter ended June 30, 2010 impact:
Balance Sheet:	Reported	Restated
	June 30, 2010	June 30, 2010
Additional Paid in Capital	$62,115,261	$79,579,816
Accumulated deficit	$(52,431,337)	$(69,895,892)

Income Statement:	Reported		Restated
	For the three months ended June 30, 2010	For the six months ended June 30, 2010	For the three months ended June 30, 2010	For the six months ended June 30, 2010
Gain on debt extinguishments	$5,630,500	$5,630,500	$-	$-
Consolidated net profit (loss)	$3,443,107	$2,274,105	$(2,187,393)	$(3,356,395)
Net profit (loss) - attributable to CUI Global, Inc.	$3,488,180	$2,315,450	$(2,142,320)	$(3,315,050)
Comprehensive profit (loss)	$3,468,088	$2,297,112	$(2,162,412)	$(3,333,388)
Basic and diluted profit (loss per common share)	$0.02	$0.01	$(0.01)	$(0.02)
Diluted profit (loss) per common share)	$0.02	$0.01	$(0.01)	$(0.02)

Third quarter ended September 30, 2010 impact:
Balance Sheet:	Reported	Restated
	September 30, 2010	September 30, 2010
Additional Paid in Capital	$64,156,718	$83,934,065
Accumulated deficit	$(50,175,790)	$(69,953,137)

Income Statement:	Reported		Restated
	For the three months ended September 30, 2010	For the six months ended September 30, 2010	For the three months ended September 30, 2010	For the six months ended September 30, 2010
Gain on debt extinguishments	$2,312,792	$7,943,292	$-	$-
Consolidated net profit (loss)	$2,258,206	$4,532,311	$(54,586)	$(3,410,981)
Net profit (loss) - attributable to CUI Global, Inc.	$2,255,547	$4,570,997	$(57,245)	$(3,372,295)
Comprehensive profit (loss)	$2,250,036	$4,547,148	$(62,756)	$(3,396,144)
Basic and diluted profit (loss per common share)	$0.01	$0.02	$-	$(0.02)
Diluted profit (loss) per common share)	$0.01	$0.02	$-	$(0.02)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Signed and submitted this 28th day of March 2011.

CUI Global, Inc.

By:	/s/ William J. Clough
William J. Clough, CEO/President